Exhibit 99.2

PELOTON ANNOUNCES COST REDUCTION EFFORTS TO POSITION COMPANY
TO SUSTAIN MEANINGFUL, POSITIVE FREE CASH FLOW

Company to Continue Investment in Hardware, Software and Content Innovation, Improvements to Member Support Experience, and Marketing Optimization to Scale the Business

Expects to Reduce Annual Run-Rate Expenses by More than $200 Million by End of Fiscal 2025

Q3 Fiscal Year 2024 Earnings Call Today at 8:30 am ET
NEW YORK, May 2, 2024 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced comprehensive restructuring efforts to align the company’s cost structure with the current size of its business. This restructuring will position Peloton for sustained, positive free cash flow, while enabling the company to continue to invest in software, hardware and content innovation, improvements to its member support experience, and optimizations to marketing efforts to scale the business. Upon full implementation, the company expects the plan to result in reduced annual run-rate expenses by more than $200 million by the end of its 2025 fiscal year.

Specifically, Peloton expects to:
●Reduce global headcount by approximately 15%, which impacts roughly 400 Peloton team members.
●Continue reducing its retail showroom footprint.
●Reimagine the company’s international go-to-market approach to be more targeted and efficient, leveraging global strategies and capabilities – with localized execution – to allow the business to optimize and consolidate resources.

Third Quarter Fiscal 2024 Conference Call and Webcast
Peloton’s financial results for third quarter 2024 will take place today, May 2, 2024 at 8:30 am (Eastern Time) before the US stock market opens. The company will host a conference call and live audio webcast. In advance of the earnings call, please visit the Peloton investor relations website – https://investor.onepeloton.com/financial-information/quarterly-results – to view the third quarter shareholder letter.
To access the call by phone, participants can visit this phone link for registration, to be provided with dial in details. To avoid delays, participants are encouraged to register a minimum of 15 minutes before the start of the call.
A live webcast of the conference call will also be available on the company’s investor relations website at https://investor.onepeloton.com/news-and-events/events. For those unable to participate in the conference call, a replay will be available on the investor relations page of the company's website for 30 days.
Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933,

Exhibit 99.2

as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations regarding our ability to implement, execute, complete, or realize the benefits of our restructuring initiatives on the timeline we expect; our expectations with respect to our expected cash and non-cash charges, annual run-rate cost savings and the reduction of our planned capital expenditures; our plans with respect to our real estate footprint; our plans for and impact of the workforce reduction; our international operations; our ability to and the impact of reorganizing Peloton’s international, research and development, and marketing teams; our future operating results and financial position; our profitability; our business strategy and plans; market growth; and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.
We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand for our products and services and adequately maintain our inventory; our ability to execute and achieve the expected benefits of our restructuring initiatives and other cost-saving measures and whether our efforts will result in further actions or additional asset impairment charges that adversely affect our business; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the Connected Fitness Products market; our ability to maintain the value and reputation of the Peloton brand; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our lack of control over suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; any declines in sales of our Bike and Bike+; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; increases in component costs, long lead times, supply shortages or other supply chain disruptions; accidents, safety incidents or workforce disruptions; seasonality or other fluctuations in our quarterly results; our ability to generate class content; risks related to acquisitions or dispositions, including the acquisition of Precor; risks related to expansion into international markets; disruptions or failures of information technology systems, or websites; risks related to payment processing, cybersecurity, or data privacy; risks related to the Peloton App and its ability to work with a range of mobile and streaming technologies, systems, networks, and standards; our ability to effectively price and market our Connected Fitness Products and subscriptions and our limited operating history with which to predict the profitability of our subscription model; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts of market growth; our ability to maintain effective internal control over financial and management systems and remediate material weaknesses; impacts from warranty claims or product returns; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become

Exhibit 99.2

applicable to our business both in the United States and internationally; our reliance on third parties for computing, storage, processing and similar services and delivery and installation of our products; our ability to attract and retain highly skilled personnel and maintain our culture; risks related to our common stock and indebtedness; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2023 and the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as such factors may be updated in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.
You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton
Peloton (NASDAQ: PTON), provides Members with expert instruction, and world class content to create impactful and entertaining workout experiences for anyone, anywhere and at any stage in their fitness journey. At home, outdoors, traveling, or at the gym, Peloton brings together immersive classes, cutting-edge technology and hardware, and the Peloton App with multiple tiers to personalize the Peloton experience [with or without equipment]. Founded in 2012 and headquartered in New York City, Peloton has millions of Members across the US, UK, Canada, Germany, Australia, and Austria. For more information, visit www.onepeloton.com.

Investor Relations Contact:
James Marsh
investor@onepeloton.com

Press Contact:
Letena Lindsay
press@onepeloton.com